ARTICLES OF INCORPORATION

(Attach conformed copy.)

☒ PROFIT ☐ NONPROFIT
(Mark Appropriate Box)

239143

The undersigned persons pursuant to Section 79-4-2.02 (if a profit corporation) or Section 79-11-137 (if a nonprofit corporation) of the Mississippi Code of 1972, hereby execute the following document and set forth:

1. The name of the corporation is

Laurelwood Center, Inc.

FILED
JUN 16 1989
Dick Molpus
SECRETARY OF STATE

2. Domicile address is Highway 39 North
STREET
Meridian, Mississippi, Lauderdale County, 39301
CITY/STATE/COUNTY/ZIP

3. The period of duration is Ninety-nine (99) years (NONPROFIT ONLY may be perpetual).

4. (a) The number (and classes, if any) of shares the corporation is authorized to issue is (are) as follows (THIS IS FOR PROFIT ONLY):

Class(es)	No. of Shares Authorized
Common	Ten Thousand (10,000) shares

4. (b) If more than one (1) class of shares is authorized, the preferences, limitations, and relative rights of each class are as follows:

5. The street address of its initial registered office is

c/o Bourdeaux & Jones, 505 Constitution Avenue, P. O. Box 2009
STREET
Meridian, MS 39301
CITY/STATE/ZIP

and the name of its initial registered agent at such address is

Mr. Thomas D. Bourdeaux

6. The name and complete address of each incorporator is as follows (PLEASE TYPE OR PRINT):

Mr. Kenneth Posey, 4037 Country Club Drive, Meridian, MS 39305
NAME/STREET ADDRESS/CITY/STATE/ZIP

7. Other provisions: N/A

G-4

Kenneth Posey
INCORPORATOR SIGNATURE

0012-1-3

OFFICE OF THE MISSISSIPPI SECRETARY OF STATE
P.O. BOX 136, JACKSON, MS 39205-0136 (601) 359-1333

Articles of Amendment

The undersigned persons, pursuant to Section 79-4-10.06 (if a profit corporation) or Section 79-11-305 (if a nonprofit corporation) of the Mississippi Code of 1972, hereby execute the following document and set forth:

1. Type of Corporation

☒ Profit ☐ Nonprofit

2. Name of Corporation

Laurelwood Center, Inc.

FILED 02/23/2001 ERIC CLARK Secretary of State State of Mississippi

3. The future effective date is (Complete if applicable) N/A

4. Set forth the text of each amendment adopted. (Attach page)

5. If an amendment for a business corporation provides for an exchange, reclassification, or cancellation of issued shares, set forth the provisions for implementing the amendment if they are not contained in the amendment itself. (Attach page)

6. The amendment(s) was (were) adopted on

February 19th, 2001 Date(s)

FOR PROFIT CORPORATION (Check the appropriate box)

Adopted by ☐ the incorporators ☒ directors without shareholder action and shareholder action was not required.

FOR NONPROFIT CORPORATION (Check the appropriate box)

Adopted by ☐ the incorporators ☐ board of directors without member action and member action was not required.

FOR PROFIT CORPORATION

7. If the amendment was approved by shareholders

(a) The designation, number of outstanding shares, number of votes entitled to be cast by each voting group entitled to vote separately on the amendment, and the number of votes of each voting group indisputably represented at the meeting were

Designation	No. of outstanding shares	No. of votes entitled to be cast	No. of votes indisputably represented
N/A	N/A	N/A	N/A

OFFICE OF THE MISSISS PI SECRETARY OF STAT
P.O. BOX 136, JACKSON, MS 39205-0136 (601) 359-1333

Articles of Amendment

N/A			

(b) EITHER

(i) the total number of votes cast for and against the amendment by each voting group entitled to vote separately on the amendment was

Voting group	Total no. of votes cast FOR	Total no. of votes cast AGAINST
N/A		

OR

(ii) the total number of undisputed votes cast for the amendment by each voting group was

Voting group	Total no. of undisputed votes cast FOR the plan
N/A	

and the number of votes cast for the amendment by each voting group was sufficient for approval by that voting group.

FOR NONPROFIT CORPORATION

8. If the amendment was approved by the members

(a) The designation, number of memberships outstanding, number of votes entitled to be cast by eachclass entitled to vote separately on the amendment, and the number of votes of each classindisputably represented at the meeting were

Designation	No. of memberships outstanding	No. of votes entitled to be cast	No. of votes indisputably represented
N/A			

0012-3-3

OFFICE OF THE MISSIS_ _PI SECRETARY OF STAT_
P.O. BOX 136, JACKSON, MS 39205-0136 (601) 359-1333
Articles of Amendment

(b) EITHER
(i) the total number of votes cast for and against the amendment by each class entitled to vote separately on the amendment was

Voting class	Total no. of votes cast FOR	Total no. of votes cast AGAINST
N/A		

OR
(ii) the total number of undisputed votes cast for the amendment by each class was

Voting class	Total no. of undisputed votes cast FOR the amendment
N/A	

and the number of votes cast for the amendment by each voting group was sufficient for approval by that voting group.

By: Signature [signature] (Please keep writing within blocks)

Printed Name: Gregory Z. Cantrell Title: CEO

Business ID: 564363
Date Filed: 04/10/2006 05:00 PM
Eric Clark
Secretary of State

F0012 - Page 1 of 3

OFFICE OF THE MISSISSIPPI SECRETARY OF STATE

P.O. BOX 136, JACKSON, MS 39205-0136 (601) 359-1333

Articles of Amendment

The undersigned persons, pursuant to Section 79-4-10.06 (if a profit corporation) or Section 79-11-305 (if a nonprofit corporation) of the Mississippi Code of 1972, hereby execute the following document and set forth:

1. Type of Corporation

⇒ [X] Profit [ ] Nonprofit

2. Name of Corporation

⇒ Laurelwood Center, Inc.

3. The future effective date is (Complete if applicable) March 31, 2006

4. Set forth the text of each amendment adopted.

Please see Attachment A.

5. If an amendment for a business corporation provides for an exchange, reclassification, or cancellation of issued shares, set forth the provisions for implementing the amendment if they are not contained in the amendment itself. (Attach page)

6. The amendment(s) was (were) adopted on

⇒ February 28, 2006 Date(s)

FOR PROFIT CORPORATION (Check the appropriate box)

⇒ Adopted by [ ] the incorporators [ ] directors without shareholder action and shareholder action was not required.

FOR NONPROFIT CORPORATION (Check the appropriate box)

⇒ Adopted by [ ] the incorporators [ ] board of directors without member action and member action was not required.

FOR PROFIT CORPORATION

7. If the amendment was approved by shareholders

(a) The designation, number of outstanding shares, number of votes entitled to be cast by each voting group entitled to vote separately on the amendment, and the number of votes of each voting group indisputably represented at the meeting were

Designation	No of outstanding shares	No of votes entitled to be cast	No of votes indisputably represented
Common	110,000	110,000	110,000

Rev. 01/96

76800514APR24 06

F0012 - Page 2 of 3

OFFICE OF THE MISSISSIPPI SECRETARY OF STATE

P.O. BOX 136, JACKSON, MS 39205-0136 (601) 359-1333

Articles of Amendment

(b) EITHER

(i) the total number of votes cast for and against the amendment by each voting group entitled to vote separately on the amendment was

Voting group	Total no. of votes cast FOR	Total no. of votes cast AGAINST
	110,000	-0-

OR

(ii) the total number of undisputed votes cast for the amendment by each voting group was

Voting group	Total no. of undisputed votes cast FOR the plan

and the number of votes cast for the amendment by each voting group was sufficient for approval by that voting group.

FOR NONPROFIT CORPORATION

8. If the amendment was approved by the members

(a) The designation, number of memberships outstanding, number of votes entitled to be cast by each class entitled to vote separately on the amendment, and the number of votes of each class indisputably represented at the meeting were

Designation	No. of memberships outstanding	No. of votes entitled to be cast	No. of votes indisputably represented

7688854

OFFICE OF THE MISSISSIPPI SECRETARY OF STATE
P.O. BOX 136, JACKSON, MS 39205-0136 (601) 359-1333
Articles of Amendment

7680641A

(b) EITHER
(i) the total number of votes cast for and against the amendment by each class entitled to vote separately on the amendment was

Voting class	Total no. of votes cast FOR	Total no. of votes cast AGAINST

OR
(ii) the total number of undisputed votes cast for the amendment by each class was

Voting class	Total no. of undisputed votes cast FOR the amendment

and the number of votes cast for the amendment by each voting group was sufficient for approval by that voting proud.

By: Signature [signature] (Please keep writing within blocks)

Printed Name: Christopher L. Howard Title: Vice President

Attachment A to the Articles of Amendment
to the Articles of Incorporation
of Laurelwood Center, Inc.

4. The name of the corporation is Alliance Health Center, Inc.